UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report
March 19, 2010
(Date of earliest event reported)

WOLVERINE TUBE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12164	63-0970812
(Commission File Number)	(IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama 35801
(Address, including Zip Code, of Principal Executive Offices)

(256) 353-1310
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01    Entry into a Material Definitive Agreement

On March 19, 2010 an amendment (the “Amendment”) to the Indenture (the “Indenture”) dated as of April 28, 2009 among Wolverine Tube, Inc. (the “Company”), certain subsidiaries named therein, and U.S. Bank National Association as Trustee and Collateral Agent relating to the Company’s 15% Series Unsecured Notes due 2012 became effective.

Pursuant to the Amendment, Section 4.02 of the Indenture was amended to provide that at such time as the Company is not subject to the reporting requirements of the Securities Exchange Act of 1934, the Company will provide to the trustee under the Indenture and post publicly on its website certain financial and other information.  The text of the Amendment is set forth below:

SECTION 4.02.      SEC Reports.  (a) During the time that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the SEC (to the extent that the SEC will accept such filing) and provide the Trustee and Noteholders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections (commencing with the quarterly report for the fiscal quarter in which the Issue Date occurs), such information, documents and other reports to be so filed and provided at the times specified for the filings of such information, documents and reports under such Sections.  Nothing in this Indenture shall preclude the Company from filing a Form 15, or other appropriate form, with the SEC for termination of the Company’s reporting requirements under Section 13 or 15(d) of the Exchange Act if the Company is eligible for such termination.

(b) At such time as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and ceases to file reports under the Exchange Act, the Company will provide to the Trustee, and post publicly on the Company website, the following:

(i)    Unaudited quarterly financial statements and annual financial statements audited in accordance with GAAP.  The unaudited financial statements shall be in substantially the same format as the financial statements that the Company would provide in a Form 10Q filed with the SEC.  Such financial statements will be provided to the Trustee and posted on the Company’s website no later than 45 days following the quarter to which the quarterly financial statements relate and no later than 90 days following the end of the fiscal year to which the annual financial statements relate.  Each of the quarterly and annual statements shall be accompanied by a management discussion and analysis of financial condition and results of operation of the Company.

(ii)   A press release containing such information as would otherwise be required to be disclosed by the Company on a Form 8-K filed with the SEC.

The Indenture is contained as Exhibit 10.15 to the Company’s Current Report on Form 8-K, filed May 4, 2009.

[Signature page is next page.]

Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

WOLVERINE TUBE, INC.

March 22, 2010	By:	/s/ David A. Owen
David A. Owen
Senior Vice President, Chief Financial Officer
and Secretary